Summary Prospectus 2011 BMO Pyrford Global Strategic Return Fund

As of December 29, 2011
Class I MGRNX	Class Y MGRYX	as supplemented June 12, 2012

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.bmofundsus.com. You can also get this information at no cost by calling 1-800-236-FUND (3863) or by sending an e-mail request to bmofundsus.services@micorp.com or by asking your broker/dealer, investment professional or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated December 29, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective:

To maximize total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	1.50%	1.25%
Total Annual Fund Operating Expenses	2.30%	2.05%
Fee Waiver and Expense Reimbursement(2)	1.06%	1.06%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.24%	0.99%

(1)	“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year because it is a new fund.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business and Acquired Fund Fees and Expenses) from exceeding 1.24% for Class Y and 0.99% for Class I through December 29, 2012. The Adviser may not terminate this arrangement prior to December 29, 2012 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-year example reflect the Adviser’s agreement to waive fees and reimburse expenses through December 29, 2012.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$126	$101
3 Years	$617	$540

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund will invest primarily in investment-grade sovereign debt securities and equity securities. The Fund will normally invest at least 40% of its net assets in securities located outside the United States and will be diversified among at least three different countries. The Fund will invest primarily in securities that are principally traded on established global markets with a particular emphasis on issuers traded on established markets located in North America, Europe (including the UK) and the Asia Pacific Region (including Japan). Although the Fund may invest in companies across all market capitalizations, the Fund will invest primarily in companies that, at the time of purchase, have a minimum market capitalization of $500 million. The Fund may invest up to 20% of its net assets in emerging market countries and may hold up to 25% of its net assets in cash or cash equivalents. Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks, American Depositary Receipts, European Depositary Receipts or other similar securities representing common stock of non-U.S. issuers. From time to time, the Fund may invest in exchange-traded funds.

In investing in investment-grade sovereign debt securities, the Fund will seek to add value through geographical allocations and duration decisions made by the sub-adviser on the basis of established fundamental value metrics (such as dividend yields, return on equity and P/E ratios). When equities offer poor value as an asset class, the weighting in equities will be low. When sovereign fixed income markets offer poor value and bond yields are expected to rise, short-duration sovereign bonds will be held due to their low price sensitivity to changes in yield levels. There is no restriction on what percentage of the Fund’s net assets may be held in investment-grade sovereign debt securities. The Fund may invest up to 5% of its net assets in investment-grade non-sovereign debt securities.

www.bmofundsus.com

Summary Prospectus 2011 BMO Pyrford Global Strategic Return Fund

As of December 29, 2011
Class I MGRNX	Class Y MGRYX	as supplemented June 12, 2012

The Fund’s sub-adviser is Pyrford International Ltd. (“Pyrford”). Pyrford will focus on capital preservation and fundamental analysis of asset classes and securities in an attempt to achieve total returns at least 400 basis points above the U.S. Consumer Price Index. A key factor in generating total returns is utilizing an investment approach designed to avoid negative returns when markets fall, through both strategic asset allocation among equities, sovereign debt securities and cash and investment selection on a global basis. Pyrford will seek to achieve significant downside protection by avoiding asset classes and securities that are perceived to be high risk on the basis of established fundamental value metrics (such as dividend yields, return on equity and P/E ratios). Because of Pyrford’s focus on capital preservation and downside protection, it is likely that the Fund will not fully participate in upside capture in the markets in which it invests.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank, N.A. or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may be unable to pay interest or repay principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves or political concerns. Financial markets have recently experienced increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Emerging Markets Risk. The risk that countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Small Company Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Management Risks. Pyrford’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s managers will produce the desired results.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks (e.g., growth stocks).

Investments in Other Investment Companies Risks. The Fund may invest in securities issued by other investment companies, including exchange-traded funds. By investing in another investment company, there is a risk that the value of the underlying securities of the investment company may decrease. The Fund will also bear its proportionate share of the other investment company’s fees and expenses.

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance.

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Summary Prospectus 2011 BMO Pyrford Global Strategic Return Fund

As of December 29, 2011
Class I MGRNX	Class Y MGRYX	as supplemented June 12, 2012

Management of the Fund

Adviser. BMO Asset Management Corp. Effective June 1, 2012, as part of an internal restructuring M&I Investment Management Corp. merged with and into Harris Investment Management, Inc. and the combined entity was renamed BMO Asset Management Corp.

Sub-Adviser. Pyrford International Ltd., an affiliate of the Adviser.

Portfolio Managers. Bruce Campbell, Tony Cousins, Paul Simons, Daniel McDonagh and Suhail Arain co-manage the Fund. Mr. Campbell is the lead portfolio manager but all members of the team share investment decision making responsibilities with respect to the Fund. Mr. Campbell, Investment Chairman at Pyrford, founded Pyrford in 1982 and has co-managed the Fund since its inception. Mr. Cousins, Chief Executive Officer and Chief Investment Officer at Pyrford, joined Pyrford in 1989 and has co-managed the Fund since its inception. Mr. Simons, Head of Portfolio Management, Asia Pacific at Pyrford, joined Pyrford in 1996 and has co-managed the Fund since its inception. Mr. McDonagh, Head of Portfolio Management, Europe/UK at Pyrford, joined Pyrford in 1997 and has co-managed the Fund since its inception. Mr. Arain, Portfolio Manager for North American Equities at Pyrford, joined Pyrford in 2008 and has co-managed the Fund since its inception.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Summary Prospectus 2011 BMO Pyrford Global Strategic Return Fund

As of December 29, 2011
Class I MGRNX	Class Y MGRYX	as supplemented June 12, 2012

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